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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                NOVEMBER 10, 2005
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                        COMMISSION FILE NUMBER 000-29367

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                             VANTAGEMED CORPORATION
             (Exact name of Registrant as specified in its charter)

                Delaware                               68-0383530
     (State or other jurisdiction of                (I.R.S. Employer
     incorporation or organization)                Identification No.)

       11060 White Rock Road, Suite 210, Rancho Cordova, California 95670
                                 (916) 638-4744
          (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On November 10, 2005, VantageMed Corporation issued a press release announcing its financial results for the third quarter ended September 30, 2005. A copy of our press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

     The information contained herein and in the accompanying exhibit is furnished pursuant to Item 12 of Form 8-K, "Results of Operations and Financial Condition". It is being furnished under Item 9 of this Form 8-K in accordance with the interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. Such information, including the exhibit attached hereto, shall not be deemed "filed" for any purpose, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

       (c)  Exhibits

     Exhibit 99.1 - Press Release dated November 10, 2005, reporting the results of operations of VantageMed Corporation for the third quarter ended September 30, 2005 (furnished and not filed herewith solely pursuant to Item 2.02).

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange act of 1934, VantageMed Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    VANTAGEMED CORPORATION

                                                    By:  /s/ Philip D. Ranger
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Dated:  November 10, 2005                                Philip D. Ranger
                                                         Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit 99.1 - Press Release dated November 10, 2005, reporting the results of operations of VantageMed Corporation for the third quarter ended September 30, 2005